                                                                    Exhibit 10.3

                                AMENDMENT NO. 2

                                       TO

                        STRATEGIC STOCKHOLDERS AGREEMENT


     This Amendment No. 2 to Strategic Stockholders Agreement (the "Amendment") is made and entered into as of September 26, 1996, by and among Saban Entertainment, Inc., a Delaware close corporation ("SEI"), Haim Saban ("Saban"), each of the entities listed on Schedule "A" hereto (the "SEI Entities" and, with Saban, the "SEI Stockholders"), Fox Broadcasting Company, a Delaware corporation ("FBC," and, together with the SEI Stockholders, the "Shareholders"), FCN Holding, Inc., a Delaware close corporation ("FCNH"), FCNH Sub, Inc., a Delaware close corporation ("FCNH Sub") and Allen & Company Incorporated, a New York corporation ("Allen").


                                R E C I T A L S
                                - - - - - - - -


     A. SEI, the Shareholders, FCNH and FCNH Sub are parties to that certain Strategic Stockholders Agreement, dated as of December 22, 1995 (as amended by Amendment No. 1 to Strategic Stockholders Agreement, dated as of February 26, 1996 and this Amendment, the "Agreement"). All terms defined in the Agreement which are not defined in this Amendment shall have the same meanings when used in this Amendment.

     B. Pursuant to a letter agreement, dated as of September 26, 1996, but effective as of April 3, 1996 (the "Allen Agreement") between FCNH and Allen, FCNH has, concurrently with the execution and delivery of this Amendment, issued and sold to Allen 16 16/99 shares (the "Allen Shares") of the Common Stock, without par value, of FCNH.

     C.  The parties desire to amend the Agreement in order, inter alia, to
                                                             ----- ----
consent to the issuance and sale of the Allen Shares, and clarify and otherwise provide for the manner in which the Allen Shares are to be treated pursuant to the provisions of the Agreement.


                               A G R E E M E N T
                               - - - - - - - - -


     NOW, THEREFORE, in consideration of the foregoing facts, and the mutual covenants and agreements contained herein, the parties hereto agree as follows:


                                   EXHIBIT A
                                   ---------

     1.  Definitions.  Except as otherwise expressly hereinafter provided, all
         -----------
references in Sections 2, 3 (but excluding Section 3(b)), 4, 5(dd), 6(b), 11(j), 11(l) and 11(o) of the Agreement (i) to the "FCNH Common Stock" and/or the "Shares" shall include the Allen Shares, and (ii) to a "Shareholder" or the "Shareholders" shall include Allen.

     2.  Restrictions on Transfer.  Subsection 2(c)(i) of the Agreement is
         ------------------------
amended by appending thereto the following clause:

          "and (z) Allen Shares transferred shall remain subject to the option granted in Section 6(a) of the Allen Agreement, and shall be transferred and sold at the same time as the other Allen Shares are transferred and sold pursuant thereto;"

     3.   Permitted Transfers.  Section 3(d) of the Agreement is amended to read
          -------------------
in full as follows:

          "(d) Other Permitted Transfers.  Any Person may effect a transfer
               -------------------------
          authorized by Sections 4, 6 or 7 of this Agreement; any holder of SEI Common Stock may effect a transfer under and pursuant to the "Stock Ownership Agreement" (as defined in Section 7(b) below); and any Person may effect a transfer of the Allen Shares under and pursuant to
          Section 6(a) of the Allen Agreement."

     4.   Refusal Rights.
          --------------

          (i) The first sentence of Section 4(a) of the Agreement is amended to read in full as follows:

          "(a) Offer.  If any Shareholder ("Transferor") desires to transfer any
               -----
          Shares pursuant to this Section 4, it shall deliver a written offer to sell for cash the Shares, and all rights with respect to the Shares (excluding rights under this Agreement which, pursuant to Section 11(b), are personal to Saban or FBC), (x) if Transferor is an SEI Stockholder, to FBC, (y) if Transferor acquired the Shares pursuant to this Section 4 directly or indirectly: (A) from FBC, to Saban, or (B) from an SEI Stockholder, to FBC, or (C) from Allen, to both Saban and FBC; (z) if Transferor is FBC, to Saban; and (aa) if Transferor is Allen, to both FBC and Saban. In case of an offer to both FBC and Saban, each of FBC and Saban shall be entitled to subscribe to purchase 50% of the offered Shares, plus any and all of the offered
                                              ----
          Shares not subscribed for by the other of Saban or FBC."

          (ii) In case of an offer to both FBC and Saban pursuant to Section 4(a) of the Agreement, the provisions of Sections 4(b), 4(c) and 4(d) of the Agreement shall be separately applicable to each of FBC and Saban, as an offeree, with respect to the Shares offered to, subscribed for and purchased by, such offeree; and thus, if, for example, Saban fails to accept, or rejects, Transferor's offer, but FBC accepts Transferor's offer, Transferor would not have the right pursuant to Section 4(d) of the Agreement to sell any of the Shares which FBC has so elected to purchase.

     5.   Covenants and Voting Agreements.
          -------------------------------

          (i) Section 5(d) of the Agreement is amended by substituting for each reference to "Section 5(c)" a reference to "Section 5(d)."

          (ii) Section 5 of the Agreement is amended by inserting the following
Section 5(dd) immediately preceding Section 5(e) of the Agreement:

          (dd) Irrevocable Proxy.  Allen hereby irrevocably and unconditionally
               -----------------
          appoints FBC, with full power of substitution, as its proxy and attorney-in-fact pursuant to the provisions of Section 212(e) of the Delaware General Corporation Law, with full power and authority from time to time to attend meetings, vote, act by written consent, and in all other ways act in Allen's place and stead with respect to the Allen Shares (and any and all shares or other securities issued in respect of such shares). The proxy granted hereby is coupled with an interest in the Allen Shares, which interest includes the rights granted to the Shareholders pursuant to the provisions of Section 6 of this Agreement, and the rights granted to FCNH pursuant to the Allen Agreement, and shall be irrevocable for the term of this Section 5. For purposes of Section 5(d) of this Agreement only, the Allen Shares shall be deemed to be "Shares" owned and controlled by FBC; and the irrevocable proxy granted to Saban by FBC in Section 5(d) of this Agreement shall include the grant by FBC to Saban (under the irrevocable proxy created by this Section 5(dd)) of the power to vote or act by written consent with respect to the Allen Shares, as therein provided with respect to the Shares of FBC.

     6.   Initial Public Offering.
          -----------------------

          (i) Subsection 6(b)(i)(F) of the Agreement is amended by inserting after the phrase "...the SEI Stockholders of all of their respective Shares..." the following:

               "..., by Allen of all of its Allen Shares,"

          (ii) Subsection 6(b)(i) of the Agreement is further amended by appending thereto the following sentence:

          "All determinations which are made pursuant to this Section 6(b)(i), and including, without limitation, all determinations as to the form and structure of the Successor Entity, and the terms and relative rights, preferences and privileges of the Successor Entity Equity Securities and the Preferred Stock, shall be binding upon all other holders of the SEI Common Stock and/or the FCNH Common Stock, including, without limitation, the other SEI Stockholders and Allen."

          (iii) Subsection 6(b)(ii) of the Agreement is amended by substituting for the second sentence thereof the following:

          "In connection with the Reorganization, the Successor Entity Equity Securities to be outstanding at the Effective Time (the "Pre-Offering Equity Securities") shall be allocated as follows:

                    (x) each share of the then-outstanding SEI Common Stock, other than "Later Issued SEI Shares," as defined below, shall be exchanged for that number of Pre-Offering Equity Securities equal to 50% of the Pre-Offering Equity Securities divided by the sum of (A) the number of shares of SEI Common Stock (excluding the Later Issued SEI Shares) then outstanding plus (B) 50% of the total "Later Issued
                                       ----
          Shares" (as defined below) then outstanding;

                    (y) each share of the then-outstanding FCNH Common Stock, other than "Later Issued FCNH Shares," as defined below, shall be exchanged for that number of Pre-Offering Equity Securities equal to 50% of the Pre-Offering Equity Securities divided by the sum of (A) the number of shares of FCNH Common Stock (excluding the Later Issued FCNH Shares) then outstanding plus (B) 50% of the total Later Issued
                                        ----
          Shares then outstanding; and

                    (z) each share of the then-outstanding Later-Issued Shares shall be exchanged for that number of Pre-Offering Equity Securities equal to 100% of the Pre-Offering Equity Securities divided by the sum of (A) the number of shares of FCNH Common Stock (excluding the Later Issued FCNH Shares) then outstanding plus (B) the number of shares of
                                               ----
          SEI Common Stock (excluding the Later Issued SEI Shares) then outstanding, plus the total Later Issued Shares then outstanding.
                       ----

     Pursuant to Section 5 of this Agreement, neither FCNH nor SEI may, without the consent of Saban and FBC, effect any changes in the number of their respective outstanding Shares through stock split, reverse stock split or stock dividend. If any such changes are permitted, Saban and FBC shall amend this subsection 6(b)(ii) to equitably adjust the foregoing exchange ratios.

     If the rights, preferences and privileges included in the charter documents of the Successor Entity with respect to the Successor Entity Equity Securities to be sold in the Initial Public Offering differ from the rights, preferences and privileges applicable to the Successor Entity Equity Securities to be retained by the SEI Stockholders and FBC, then all of the shares of Pre-Offering Equity Securities to be issued pursuant to clause (z), above, shall have the same rights, preferences and privileges as the securities to be sold in the Initial Public Offering; provided, that Saban and FBC may, at any time prior to
                         --------
the Effective Time, determine that some, or all, of such Pre-Offering Equity Securities shall have rights, preferences and privileges identical to those applicable to the Shares to be retained by the SEI Stockholders and FBC; and in making such determination, Saban and FBC shall not be required to treat Allen, or any other holder of the Later Issued Shares, in the same manner as other holders of the Later Issued Shares.

     As used in this Agreement, any shares of SEI Common Stock issued and sold by SEI subsequent to December 22, 1995 and prior to the Effective Time are referred to as "Later Issued SEI Shares," any shares of FCNH Common Stock issued and sold by FCNH subsequent to December 22, 1995 and prior to the Effective Time, including, without limitation, the Allen Shares, are referred to as "Later Issued FCNH Shares," and the Later Issued SEI Shares and the Later Issued FCNH Shares are collectively referred to as the "Later Issued Shares." "

          (iv) Subsection 6(b)(ii) of the Agreement is further amended by inserting in the fourth sentence thereof, immediately following the phrase " ...deemed to be "SEI Common Stock" hereunder,..." the following:

               "all Shares of Successor Entity Equity Securities issued with respect to the Allen Shares shall be deemed to be "Allen Shares" hereunder,"

     7.   Put Option.
          ----------

          (i) The title of Section 7 of the Agreement is amended to read in full as follows:

          "7.  Put Option and Exchange Obligation".
               -----------------------------------

          (ii) Subsection 7(c)(i)(A) of the Agreement is amended to read in full as follows:

               [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

          (iii) Section 7 of the Agreement is amended by adding, immediately following Section 7(d), the following:

          "(e) Exchange Obligation. (x) If none of the following events (the
               -------------------
          "Liquidity Events") have occurred on or before the 17th anniversary of this Agreement: (i) the Reorganization; (ii) the Initial Public Offering; (iii) the Effective Date of the Put Option; or (iv) the effective date of the Call Option; then FBC shall during the 12 month period following the 17th anniversary of this Agreement have the right and option, by delivering during such period written notice of its election to SEI and all then holders of the Allen Shares (excluding SEI and FBC), to require SEI and such holders to effect the following transactions:

               (A) each such holder of the Allen Shares shall deliver to SEI [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] and

               (B) SEI shall, [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.]

          If any of the Liquidity Events occurs on or prior to the 17th anniversary of this Agreement, this Section 7(e) shall terminate and be of no further force or effect.

          (y) The closing of the exchange and transfer provided in (x)(A) and
          (x)(B) above shall take place at the time (which shall be within 120 days of the delivery of the notice of election) and place designated by FBC in its notice of election. At the closing, each of the holders of the Allen Shares shall deliver to SEI documents of transfer in form and substance reasonably acceptable to FBC and SEI and their respective counsel, necessary to vest in SEI, and in FBC as its transferee, good and marketable title to the Allen Shares so exchanged by the holder thereof, free and clear of any and all Liens, other than those imposed under or pursuant to this Agreement or the Other Agreements, against delivery by SEI of the SEI Common Stock to be exchanged therefor, registered in the name of the exchanging holder; and upon receipt thereof, SEI shall deliver to FBC documents of transfer in form and substance reasonably acceptable to FBC and its counsel, necessary to transfer to FBC all right, title and interest of SEI in and to the Allen Shares which it has so received in the exchange. All Shares of SEI Common Stock received by such holders in the exchange shall be "Allen Shares" and "Shares" subject to the terms of this Agreement.

          (z) The exchange ratio provided in Section 7(e)(x)(A) of this Agreement shall be appropriately adjusted for any increase or decrease in the number of shares of issued and outstanding SEI Common Stock or FCNH Common Stock, as the case may be, resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or payment of a share dividend of other increase or decrease in the number of such Shares outstanding effected without receipt of consideration by the issuing corporation."

     8.   Miscellaneous Provisions.
          ------------------------

          (i) Section 11(c) of the Agreement is amended by adding, immediately following clause (iii) thereof, the following:

          "(iv)     If to Allen:

                    Allen & Company Incorporated
                    711 Fifth Avenue
                    New York, New York 10022
                    Attention:      Stanley S. Shuman,
                                    Executive Vice President
                    Fax:      (212) 832-8023"

          (ii) Section 11(j) of the Agreement is amended to read in full as follows:

          "(j)  Amendments and Waivers.  Neither this Agreement nor any term
                ----------------------
          hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) by (and only by) a written document executed by Saban and FBC; and any such amendment or waiver executed by both Saban and FBC shall be binding upon all of the parties to this Agreement, including each and every Person (including Allen) who has agreed to be bound by provisions of this Agreement relating to the Shares which it holds; provided,
                                                                --------
          however, that no such amendment or waiver shall extend to or affect
          -------
          any obligation not expressly waived or impair any right consequent therein. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder."

               (iii) Financial Statements.  Until the first to occur of a
                     --------------------
     Liquidity Event or the date upon which Allen ceases to own at least 50% of the Allen Shares, SEI and FCNH shall each from time to time deliver, on a confidential basis, to Allen, within a reasonable time after their availability:

                    (x) with respect to each of the first three fiscal quarters of each fiscal year ending on or subsequent to the date of this Amendment, an unaudited consolidated balance sheet of each of SEI and FCNH, as well as (if available) Fox Kids, (each herein, the "Reporting Company") as of the end of such period, and the related consolidated statements of operations and cash flows of the Reporting Company for each such period and for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case, to the extent applicable, comparisons to the corresponding period of the previous fiscal year; and

                    (y) with respect to each fiscal year ending after the date of this Amendment, a consolidated balance sheet of the Reporting Company as at the end of such year and consolidated statements of operations and cash flows of the Reporting Company for such year, setting forth in each case comparisons, to the extent applicable, to the previous fiscal year, and, if and to the extent audited, accompanied by the opinion thereon of the auditors for the Reporting Company.

     9.  Consent of Saban.  Saban hereby consents to the issuance and sale of
         ----------------
the Allen Shares to Allen pursuant to the Allen Agreement.

     10.  Agreement of Allen.  The Agreement is amended by adding thereto the
          ------------------
following Section 12:

          "12. Agreement of Allen.  By executing Amendment No. 2 to the
               ------------------
          Agreement, Allen agrees to be bound by all of the provisions of Sections 1 through 6, Section 7(e) and Section 11, of the Agreement, including, without limitation, any provision included therein applicable to the Allen Shares, or Allen as a "Shareholder" or "party" to the Agreement. The provisions of Sections 7 (other than Section 7(e)), Section 8 and Section 9 of the Agreement are not for the benefit of, or enforceable by, Allen. Allen further agrees to indemnify, defend and hold all of the other parties to the Agreement, and each of them, harmless against and in respect of any and all loss, cost, liability, damage or deficiency arising out of or in connection with any breach by Allen of any covenant or agreement made or to be performed by Allen under the terms of the Agreement, and all claims, demands, actions, suits, proceedings, judgments, costs, attorneys' fees and expenses, or liens, charges or encumbrances upon the assets of any of the indemnified parties relating to or incurred by the indemnified parties incident to the foregoing."

     11.  Effective Date of Amendment.  While this Amendment has been executed
          ---------------------------
as of its date, it shall be deemed to be effective as of April 3, 1996.

     12.  Effect of Amendment.  Except as expressly modified herein, all terms
          -------------------
of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              SABAN ENTERTAINMENT, INC.



                              By:   /s/ Haim Saban
                                    ----------------------
                                    Haim Saban
                              Its:  Chief Executive Officer

                      [Signatures continued on next page]

                              QUARTZ ENTERPRISES, L.P.



                              By:   /s/ Stan Golden
                                    --------------------

                              Its:  ____________________

                              MERLOT INVESTMENTS



                              By:   /s/ Bill Josey
                                    --------------------

                              Its:  ____________________

                              SILVERLIGHT ENTERPRISES, L.P.



                              By:   /s/ Mel Woods
                                    --------------------

                              Its:  ____________________

                              CELIA ENTERPRISES, L.P.



                              By:   /s/ Matthew Krane
                                    --------------------

                              Its:  ____________________

                              FOX BROADCASTING COMPANY



                              By:   /s/ Larry Jacobson
                                    ____________________

                              Its:   EVP
                                    ____________________

                              FCN HOLDING, INC.



                              By:   /s/ Larry Jacobson
                                    ____________________

                              Its:   EVP
                                    ____________________

                      [Signatures continued on next page]

                              FCNH SUB, INC.



                              By:   /s/ Larry Jacobson
                                    ____________________

                              Its:   EVP
                                    ____________________

                              ALLEN & COMPANY INCORPORATED



                              By:   /s/  Stanley S. Shuman
                                    ------------------------
                              Its:  Executive Vice President
                                    ------------------------

                                  SCHEDULE "A"

                                SEI STOCKHOLDERS
                                ----------------


Haim Saban

Quartz Enterprises, L.P.

Merlot Investments

Silverlight Enterprises, L.P.

Celia Enterprises, L.P.